Exhibit 99.2

2021 THIRD QUARTER INVESTOR PRESENTATION

2021 Third Quarter Investor Presentation 2 This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Such forward-looking statements include, without limitation, statements concerning our business and growth strategies, investment, financing and leasing activities and trends in our business, including trends in the market for long-term, triple-net leases of freestanding, single-tenant properties. Words such as “expects,” “anticipates,” “intends,” “plans,” “likely,” “will,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from the results of operations or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such statements included in this presentation may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and may be affected by a variety of risks and factors including, without limitation, the risks described in our Annual Reports on Form 10-K, quarterly reports on form 10-Q, and current reports on form 8-K. Forward-looking statements set forth herein speak only as of the date hereof, and we expressly disclaim any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in our expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by law. THIS PRESENTATION CONTAINS HISTORICAL PERFORMANCE INFORMATION REGARDING STORE CAPITAL, AS WELL AS OTHER COMPANIES PREVIOUSLY MANAGED BY MEMBERS OF OUR SENIOR EXECUTIVE TEAM. SUCH PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. This presentation contains references to our copyrights, trademarks and service marks and to those belonging to other entities. Solely for convenience, copyrights, trademarks, trade names and service marks referred to in this presentation may appear without the “© “ or “TM” OR “sm” Symbols, but such references are not intended to indicate, in any way, that we will not assert, to the fullest extent under applicable law, our rights or the rights of the applicable licensor to these copyrights, trademarks, trade names and service marks. We do not intend our use or display of other companies’ trade names, copyrights, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, any other companies. Definitions and footnotes for data provided herein are provided in the appendix section of this presentation. Unless otherwise indicated, data provided herein is as of September 30, 2021. Disclaimer

2021 Third Quarter Investor Presentation 3 Contents 4 STORE CAPITAL SNAPSHOT 5 WHAT SETS US APART Our Asset Class. Our Market. Our Customers. Our Top Ten Customers. Our Growth and Performance. Our Lease Rates and Spreads. Our Powerful, Distinctive Balance Sheet. Our Internal Growth By Design. Our Contract Quality. Our Long Lease Terms and Low Maturity Risk. Our Portfolio. Our Investment Diversity. Our Investment Pipeline Activity. Our Corporate Responsibility: Commitment to All Stakeholders. Highlights of Our Asset Class. 22 APPENDIX (Important Supporting Information) Dividend Growth and Protection. Portfolio Management Impact on Growth. Portfolio Management Performance. 26 FINANCIAL INFORMATION 34 DEFINITIONS AND FOOTNOTES

2021 Third Quarter Investor Presentation 4 STORE Capital Snapshot “We founded STORE based on a unique asset class of profit- center real estate. Our focus on STORE Properties enables us to provide tailored financing solutions to our targeted group of middle-market and larger customers, which results in the creation of value for all our stakeholders. ” Mary Fedewa, CEO NYSE: STOR; Single Tenant Operational Real Estate ~30-year Successful Leadership Track Record $8.7B Equity Market Cap; $10.5B Gross Assets Direct Origination Approach; Effective Business Model Sector-leading Diversification – Tenant, Industry & Geography

2021 Third Quarter Investor Presentation 5 The Power of Profit Center Real Estate Single Tenant Operational Real Estate STORE: Our Asset Class STORE (stor): Single Tenant Operational Real Estate, or profit-center properties, is a real estate investment asset class with three payment sources – the distinguishing source being unit-level profitability which strengthens our contracts. Unit-Level Profitability An Important Third Payment Source Unique to STORE Corporate Credit Quality Real Estate Value All real estate investors will have these

2021 Third Quarter Investor Presentation 6 The Middle Market (our target market) is approximately the same size as the world’s 3rd largest economy Broad-Based Market Need Creating stakeholder value begins with meeting broad-based needs and adding value to our customers. Nearly 215,000 Companies in STORE’s Target Market with ~31,000 Contacts in Proprietary Prospecting Database STORE’s Target Market* Opportunity to be selective *Middle-Market Companies with over $10MM in annual revenue. Direct customer relationships are ~80% of our acquisitions TOTAL ADDRESSABLE MARKET of Single-Tenant Properties - $3.9T

2021 Third Quarter Investor Presentation 7 2% 8% 16% 27% 21% 6% 20% STORE’s Customer Revenue Distribution5 % of Total Rent & Interest STORE Customer Profile <$5MM $5-20MM $20-50MM $50-200MM $200-500MM $500MM-1B >$1B ~74% of customers have revenues over $50 million Weighted average tenant revenues ~$947 million 2020 Tenant revenue growth of >5%1 Employ ~2.4m workers2 Operate ~41,000 locations in 50 states3 Repeat customers make up ~35% of new business Wtd. Avg. Tolerable Sales Fall-off: ~40%4 STORE’s customers are leading national and regional companies with large revenue bases.

2021 Third Quarter Investor Presentation 8 % Base Rent and Interest2 # of Properties STORE Capital Customer 1 3.1% 156 U.S. LBM Holdings, founded in 2009, is a collection of leading building material distributors across 36 states with approximately 400 locations. The company serves as a critical link in the building materials supply chain, supplying more than 60,000 stock keeping units (“SKUs”) for custom homebuilders and specialty contractors. US LBM was acquired by Bain Capital in 2020. In July 2021, the company acquired American Construction Source. With the addition of more than 70 locations, US LBM is now the nation’s largest privately owned full-line building materials distributor. 2 2.9% 27 Spring Education Group (formerly Stratford School and Nobel Learning Communities) is the largest pure play US platform focused on preschool and K-12 education. Spring’s diversified collection of brands operates over 230 schools in 18 states &D.C. The company is owned by Asia-based investment firm, Primavera Capital. 3 2.3% 9 Fleet Farm Group dba Fleet Farm is a full-service merchant with more than 45 locations in four mid-western states, offering a broad assortment of goods from hunting gear to lawn, garden and farm supplies. The company is owned by the private equity firm KKR & Co since 2016. In 2018 the store name was changed from Mills Fleet Farm to Fleet Farm. 4 2.0% 65 Cadence Education is an Apax Partners private equity owned company and is one of the premier early childhood educators in the United States, operating more than 200 private preschools and elementary schools as members of the Cadence Education Family of Schools across the country. 5 1.6% 25 Dufresne Spencer Group is a top 20 operator in the ~$60 billion US furniture retailing industry and the largest Ashley’s Furniture HomeStore licensee with over 100 stores. DSG is backed by a seasoned management team with a strong operating history and garnered an investment from Ashley Corporate in December 2017. 6 1.5% 20 CWGS Group (NYSE:CWH), dba Camping World, is the nation’s largest retailer of recreational vehicles, RV accessories and RV-related services operating over 170 locations. The company's Good Sam organization and family of programs and services uniquely enables them to connect with their customers as stewards of the RV enthusiast community and lifestyle. 7 1.4% 9 Great Outdoors Group operates retail locations under the Bass Pro Shops and Cabela’s monikers, offering outdoor gear and apparel in an immersive setting. These two iconic brands, combined, operate approximately 190 retail and marine centers. Both concepts are market leaders and highly respected within their respective niche of outdoor products. 8 1.4% 14 AMC Entertainment (NYSE:AMC), is the largest movie exhibition company in the world with over 1,000 theatres and 11,000 screens across the globe, AMC operates among the most productive theatres in the United States’ top markets, having the #1 or #2 market share positions in 21 of the 25 largest metropolitan areas of the United States. 9 1.3% 43 Zips Holdings is one of the largest car wash operators in the US with over 200 locations across 19 states in the South, Southeast and Mid-Atlantic. The Company is owned by founder, Brett Overman who partnered with Equity Investment Group and Britton Hill Partners and in 2020 received an additional investment from Atlantic Street Capital to help facilitate continued growth. 10 1.2% 11 At Home Group (NYSE:HOME), is a home décor superstore with over 230 stores in 40 states, At Home sells over 50,000 home décor items for every room, every style and every budget — from furniture, rugs, wall art and housewares to tabletop, patio and seasonal décor. In 2021, At Home was bought by Hellman & Friedman in a take-private transaction. 18.7% 379 TOTAL TOP 10 CUSTOMERS Diversified Customer Profile Top 10 Customer1 Relationships Represent ~ 19% of Base Rent and Interest.

2021 Third Quarter Investor Presentation 9 $1,626 $1,689 $1,086 $650 $1,023 $228 $429 $261 $136 $280 2018 2019 2020 9MO 2020 9MO 2021 Acquisitions Dispositions Per Share Growth2 NET INCOME: 5.4% DIVIDENDS: 6.8% AFFO: 5.1% Compound Growth Rate Acquisition and Disposition Volume ($MM)1 $0.25 $0.45 $0.65 $0.85 $1.05 $1.25 $1.45 $1.65 $1.85 $2.05 $2.25 2015 2016 2017 2018 2019 2020 2021 AFFO Dividends Net Income 9 Growth and Performance STORE has delivered consistent performance and strong results. 1-Year STOR vs. Net Lease REIT Index vs. MSCI REIT Index3 3-Year Annualized Since IPO Annualized TOTAL RETURN

2021 Third Quarter Investor Presentation 10 Stable and Attractive Lease Rate Spreads Through All Economic Cycles STORE AND PREDECESSORS’ AVERAGE ANNUAL LEASE RATE VS. 10-YEAR TREASURIES1 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Average Lease Rates Ten-Year Treasury STORE Capital Since 2019, our cost of debt has dropped more than 125 bps while our average lease rate has compressed approximately 25 bps, driven by our direct origination model. 1994 2007 2011 2021 STORE Predecessor Companies

2021 Third Quarter Investor Presentation 11 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031-32 2033 2034 After Portion of debt maturities that is prepayable 24 or 36 months prior to maturity Debt Maturities Free Cash Flow and Proceeds from property sales 4 $0 $200 $400 $600 $800 2016 2017 2018 2019 2020 N/A 5.0% 5.2% 4.7% 4.2% 4.1% 4.4% 3.6% 4.6% 2.8% N/A 3.2% 4.0% N/A Avg Rate 3 Median debt maturities AAA & A+ STORE Master Funding Dedicated Asset-Backed SecuritiesConduit ➢ Able to maintain constant leverage enabling superior unsecured debt ratios ➢ Complete portfolio management flexibility ➢ Provides borrowing diversity & prepayment flexibility ➢ Non-recourse with minimalcovenants The Power of Our Distinctive Balance Sheet Select Ratios A-/BBB+ Net Lease Avg1 STORE’s Unencumbered Assets2 Debt/EBITDA ~5x 3.4x Unencumbered assets/unsecured debt ~3x 4.3x Debt service coverage ~5x 7.4x ~63% of assets @ 22% leverage (vs cost) With half the leverage of AAA-rated Master Funding notes, STORE’s unencumbered leverage ratio is among the lowest of any REIT. ~34% of assets @ ~70% leverage 45% Leverage to AAA & 25% More Leverage to A+ Offers added credit support to unsecured noteholders. Baa2/BBB/BBB Unsecured Term Borrowings Rated by Moody’s, S&P and FitchRatings Uniquely, STORE has two means of investment-grade term borrowing to manage leverage, which is currently at a conservative 39% on a net debt to portfolio cost basis. Cash Flows Compare Favorably to a Debt Maturity Schedule that is Well-Laddered and has Prepayment Flexibility 4 DIVERSIFIED CAPITAL SOURCES CREATE BALANCE SHEET STRENGTH Portion of debt maturities that is prepayable, without penalty, 24 or 36 months prior to indicated maturity

2021 Third Quarter Investor Presentation 12 Internal Growth By Design1 STORE’s business model was designed to combine lease escalations and a conservative dividend payout ratio with accretive property sales to ensure dependable internal growth. Lease Escalations On a leveraged basis, our “built-in” contractual lease escalations lead to AFFO per share growth of over 2.5% Dividend Protection Reinvesting cash flows from operations through the management of our dividend payout ratio allows for growth of about 3.0% Reinvesting Proceeds We reinvest the proceeds from property sales at a positive spread over the sales cap rate resulting in an additional 0.3% growth ~2.5% ~3% ~.3% >5% Internal Growth Target: >5% Our model was built to provide consistent and reliable internal growth of over 5% Our focus on internal growth is designed to enable STORE to realize attractive and consistent AFFO per share growth no matter the size of our balance sheet. The Building Blocks for Consistent, Dependable Internal Growth

2021 Third Quarter Investor Presentation 13 Essential Ingredients of our Business Model (Ensuring Contract Seniority) 0% 5% 10% 15% 20% NR C/D B3 B2 B1 Ba3 Ba2 Ba1 Baa3 Baa2 Baa1 A3 A2 A1 Aa3 Aa2 Aa1 Aaa % of Rent & Interest Moody’s RiskCalc (EDF) STORE Score 1 Median EDF Median STORE Score Profitability at the property level, as measured by the STORE Score, improves the credit profile of our portfolio. Creating Superior Risk-Adjusted Returns Our business model allows for the creation of an investment-grade quality portfolio. ➢ STORE’s contracts remain strong with Median EDF and Median STORE Score improving to Ba2 and Baa2, respectively. ➢ STORE’s portfolio diversity has remained consistent, with median contract coverage ratios (similar to Q2) at 2.4x/3.0x (including/excluding overhead expenses2). ➢ The STORE Score is conservative, not accounting for qualitative credit enhancements or capital stack seniority. Obtain unit-level financial reporting. This is essential to understand real estate quality and contract seniority. Invest at yields and gross returns in excess of the brokered market. This is proven to enhance returns and increase margins of safety. Invest in properties at or below replacement cost. This is essential to avoid monetizing business value into real estate value. Structure master leases on multi-unit transactions. This is essential to achieve risk diversity and interest alignment.

2021 Third Quarter Investor Presentation 14 0% 5% 10% 15% 20% 25% 30% 35% STOR Essential 4 Corners Agree Spirit NNN Realty Inc VEREIT 2021 2022 2023 2024 2025 Percentage Of Portfolio Leases Expiring Next 5 Years2 STORE has Long Lease Terms and Low 5-Year Maturities STORE’s direct origination approach leads to attractive gross returns and long lease terms. 7.25% 7.75% 8.25% 8.75% 9.25% 9.75% 8 10 12 14 16 18 Weighted Average Lease Duration (in years) Weighted Avg. Gross Cap Rate (Initial Cap Rate Plus Contract Bumps ) STORE is a Leader in Lease Duration & Gross Returns Lease Durations vs. Gross Cap Rates1

2021 Third Quarter Investor Presentation 15 As of September 30, 2021 2020 2019 Proportion of portfolio from direct origination ~80% ~80% ~80% Contracts on STORE’s form*1 96% 96% 95% Investment portfolio subject to Master Leases*2 94% 93% 91% Average investment amount / replacement cost (new)3 80% 80% 81% Weighted average annual lease escalation4 1.8% 1.9% 1.8% Weighted average remaining lease contract term ~13.5 years ~14 years ~14 years Investment property locations 2,788 2,587 2,417 States 49 49 50 Customers 538 511 464 Industries in which our customers operate 119 114 112 Occupancy5 99.4% 99.6% 99.7% Properties not operating but subject to a lease6 1.4% 1.9% 1.1% Investment locations subject to a ground lease7 0.9% 0.9% 0.9% Locations subject to unit-level financial reporting8 98% 98% 98% Median unit FCCR / 4-wall FCCR9 2.4x / 3.0x 2.0x / 2.5x 2.2x / 2.7x Contracts rated investment grade10 ~72% ~74% ~75% Portfolio At A Glance STORE manages portfolio risk through our unique direct origination approach and our focus on maintaining a high level of portfolio diversification. Origination Diversification Portfolio Management

2021 Third Quarter Investor Presentation 16 Service industries account for more than half of U.S. Employment and GDP. Diversification Across Industry Groups STORE’s focus is on creating a granular and diverse portfolio to minimize volatility through all economic cycles. SERVICE Located near target customers. Not readily available online. Broad array of everyday services. (~66%) Building # of Sq. Ft. Customer Industry Groups Properties (in thousands) Restaurants - Full Service 348 2,411 7.1% 8.5% 10.2% Restaurants - Limited Service 400 1,290 5.3% 5.0% 5.5% Early Childhood Education 262 2,756 6.3% 5.9% 5.7% Automotive Repair and Maintenance 207 1,115 5.2% 4.7% 4.8% Health Clubs 90 3,085 5.2% 5.2% 5.5% Pet Care 183 1,732 3.5% 3.5% 3.5% Lumber & Construction Materials Wholesalers 167 6,865 3.5% 2.8% 2.9% Movie Theaters 36 1,790 3.4% 3.9% 4.2% Behavioral Health 79 1,441 3.3% 3.1% 2.3% Family Entertainment 40 1,566 3.1% 3.7% 3.7% Medical and Dental 121 1,253 2.8% 2.6% 2.8% Elementary and Secondary Schools 15 799 2.7% 1.4% 1.3% Logistics 33 4,188 2.1% 1.2% 0.6% Equipment Sales and Leasing 49 1,260 1.8% 2.0% 1.4% Wholesale Automobile Auction 8 428 1.2% 1.3% 1.2% Metal and Mineral Merchant Wholesalers 26 2,152 1.0% 1.0% 0.9% All Other Service (23 industry groups) 201 12,293 8.3% 7.6% 8.0% Total Service 2,265 46,424 65.8% 63.4% 64.5% 2021 2020 2019 % Base Rent and Interest1 As of September 30,

2021 Third Quarter Investor Presentation 17 Diversification Across Industry Groups (continued) MANUFACTURING Strategically located in industrial parks near customers. Broad array of industries providing everyday necessities. (~19%) SERVICE-ORIENTED RETAIL Internet resistant. High experiential & service components. Located in retail corridors. (~15%) Metal Fabrication 97 11,965 5.2% 4.8% 4.5% Food Processing 26 3,087 2.7% 2.1% 1.0% Plastic and Rubber Products 19 3,130 1.7% 1.6% 1.5% Automotive Parts and Accessories 22 4,051 1.6% 1.1% 1.1% Furniture Manufacturing 12 2,980 1.3% 1.4% 1.8% Aerospace Product and Parts 23 1,736 1.1% 0.8% 0.8% Electronics Equipment 11 1,006 0.9% 1.3% 1.3% All Other Manufacturing (16 industry groups) 73 8,059 4.5% 4.6% 4.1% Total Manufacturing 283 36,014 19.0% 17.7% 16.1% Total Portfolio 2,788 96,113 100% 100% 100% Building # of Sq. Ft. Customer Industry Groups Properties (in thousands) Furniture 59 3,414 3.1% 5.0% 5.6% Farm and Ranch Supply 41 4,136 3.0% 4.5% 4.6% Recreational Vehicle Dealers 30 1,246 2.1% 2.0% 1.8% Used Car Dealers 27 274 1.5% 1.9% 1.3% Hunting and Fishing 8 631 1.4% 1.8% 2.2% Home Furnishings 11 1,262 1.2% 1.3% 1.2% New Car Dealers 14 505 1.2% 0.6% 0.7% All Other Retail (11 industry groups) 50 2,207 1.7% 1.8% 2.0% Total Service-Oriented Retail 240 13,675 15.2% 18.9% 19.4% % Base Rent and Interest1 As of September 30, 2021 2020 2019

2021 Third Quarter Investor Presentation 18 Our Direct Origination Model leads to Robust Investment Pipeline Activity STORE’s emphasis is on Service, Manufacturing and Service-oriented Retail sectors having high potential for long-term relevance. Pipeline Sector Distribution as of 09/30/2021 Starting Pipeline $12.5B Ending Pipeline $13.0B $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 New Deals Added $4.1B Deals Passed / Closed $3.6B Pipeline Growth During Q3 2021 Our pipeline continues to be diversified.

2021 Third Quarter Investor Presentation 19 Stockholders STORE seeks to deliver stable, predictable, and investment-grade stockholder performance. Customers STORE real estate capital solutions enable improved customer wealth creation and increased workforce and leadership opportunities. Employees STORE promotes employee opportunity, education, engagement and diversity. Suppliers STORE provides opportunities to professional, supplier and service vendors to prosper through fair business practices and dependable engagements. Communities STORE contributes to our community and many communities across the country through our multiple investments and associated career opportunities. Environment STORE works to promote and improve environmental conscientiousness through our attention to and promotion of environmental stewardship. Environmental, Social, Governance (ESG) ratings reported by Institutional Shareholder Services (ISS) provide insight for investors on how companies perform in key areas of sustainability. *’1‘ represents the highest quality and lowest risk. 7* Governance Social Environmental Corporate Responsibility: Our Commitment to All Stakeholders Our definition of success: making a positive difference for our stakeholders. 2* 5*

2021 Third Quarter Investor Presentation 20 Hosted 2021 Virtual Externship A professional development event for students interested in finance and real estate careers. 135 Participants 49 Colleges/Universities 26 States 30 STORE Presenters 55 % Minority Participants Hosted Customer Event as On-Demand Video Series STORE Capital held its annual customer conference, the Inside Track Forum, as an On-Demand Video Series in 2021 providing actionable ideas and offering insightful business strategies for its customers. Environmental Projects and Initiatives In order to help customers reduce their carbon footprint and their operating expense, STORE has partnered with specialists in: Enhanced Corporate Governance Added new independent director, Tawn Kelley, a seasoned executive in the real estate finance industry, to the board. Independent directors comprise 78% of the Board; women represent 33%. Published second annual Corporate Responsibility Report in 2021 To view the report, visit https://www.storecapital.com/wp- content/uploads/STORE_2021_CorporateResponsibilityReport.pdf Corporate Responsibility at the Forefront STORE maintains its strong commitment to sustainability, community, social responsibility and governance. Volta charging station at Cinemark Theatres in McKinney, Texas, a STORE-owned property. • energy management • energy optimization • renewable energy • energy audit and benchmarking • financing for sustainability projects

2021 Third Quarter Investor Presentation 21 1. Consistent and Effective Business Model 2. Powerful, Distinctive Balance Sheet 3. Strong Internal Growth by Design 4. Direct Origination, Delivering Superior Returns 5. Long Lease Terms, Low Renewal Risk 6. Extensive Portfolio Diversity 7. Highly Liquid & Granular Portfolio Assets 8. A Demonstrated Commitment To All Our Stakeholders

2021 THIRD QUARTER INVESTOR PRESENTATION APPENDIX

2021 Third Quarter Investor Presentation 23 83% 37% 36% 35% 22% 20% 18% FCPT ADC O NNN SRC EPRT STORE 60% 65% 70% 75% 80% 85% 90% 95% 100% 19Q2 19Q3 19Q4 20Q1 20Q2 20Q3 20Q4 21Q1 21Q2 0% 10% 20% 30% 40% 50% 60% 2015 2016 2017 2018 2019 2020 STORE’s Dividend Per Share Growth1 AFFO Payout Ratio2 STORE Compares Favorably to Other Market Participants STORE has posted strong dividend growth and protection while maintaining a highly diverse customer base. Our dividend growth is the highest among our net lease peers….. …and our dividends are among the most protected. STOR 6.6% ADC 5.6% FCPT 4.8% NNN 3.5% O 3.3% Compound Growth Most Diversified Tenant Base (% Top 10 Tenants, based on annual rent 3)

2021 Third Quarter Investor Presentation 24 Portfolio Management Impact on Growth Actively managing the portfolio creates accretive internal growth and demonstrates liquidity for STORE assets. STORE’s Asset Sales Have Added To Our Internal Growth 2016 2017 2018 2019 2020 Avg Disposition Cap Rate (Occupied Property Sales) 7.5% 7.6% 7.1% 7.5% 7.4% 7.4% Acquisition Cap Rate 7.9% 7.8% 7.9% 7.8% 8.1% 7.9% Spread 0.4% 0.2% 0.8% 0.3% 0.7% 0.5% Percent of Portfolio Sold 1.9% 5.0% 3.7% 5.6% 2.7% 3.8% Internal Growth Contribution 0.2% 0.2% 0.5% 0.3% 0.1% 0.3%

2021 Third Quarter Investor Presentation 25 Since inception, on average, 1.28% of our annual rent relates to resolved credit events. Our average recovery has been ~71%. Our unresolved credit events have averaged 0.32% of our annual rent. “ WIP Drag” Portfolio Management Performance (through December 31, 2020) Average annual portfolio performance on more than $11 billion of investments since 2011 inception. 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% Annual Rent Increase +1.9% Reinvested Cash Flow1 +1.7% Base Int. Growth +3.6% +3.6% (0.37%) +0.06% PROPERTY MANAGEMENT Work in Progress (WIP) (0.32%) Beginning Internal Growth Growth Adjusted for Equity Capitalization (~60% at cost) Shareholder Internal Growth (Leveraged) ~5% Shareholder Internal Growth (Leveraged) ~5% Ending Internal Growth +3.0% STORE’s proactive portfolio management result in margins of safety and delivers a high level of internal growth. INTERNAL GROWTH (UNLEVERAGED) 3.0% PROPERTY MANAGEMENT Ability to manage losses (0.32%) 1.28% x (29.2%) = (0.37%) On average, we sell performing properties that represent 1.04% of our rent annually and have realized a 6.1% rent gain from those sale proceeds. PORTFOLIO MANAGEMENT Gain from Portfolio Sales 1.04% X 6.1% = +0.06% INTERNAL GROWTH Growth by design

2021 THIRD QUARTER INVESTOR PRESENTATION FINANCIAL INFORMATION

2021 Third Quarter Investor Presentation 27 Condensed Consolidated Statements of Income Three Months Ended Nine Months Ended September 30, September 30, $ thousands, except share and per share data 2021 2020 2021 2020 Revenues: (unaudited) (unaudited) Rental revenues $ 184,083 $ 163,325 $ 533,575 $ 482,669 Interest income on loans and financing receivables 12,973 11,021 37,196 34,374 Other income 2,069 877 2,661 4,357 Total revenues 199,125 175,223 573,432 521,400 Expenses: Interest 43,367 42,090 126,904 127,816 Property costs 4,267 3,309 14,098 14,603 General and administrative 17,456 14,729 58,551 35,742 Depreciation and amortization 67,123 61,119 195,725 180,753 Provisions for impairment 3,400 2,772 17,350 10,972 Total expenses 135,613 124,019 412,628 369,886 Other Income: Net gain on dispositions of real estate 10,721 3,537 32,271 6,814 Income from non-real estate, equity method investment 1,872 - 804 - Income before income taxes 76,105 54,741 193,879 158,328 Income tax expense 169 111 552 438 Net income $ 75,936 $ 54,630 $ 193,327 $ 157,890 Net income per share of common stock - basic and diluted $ 0.28 $ 0.21 $ 0.72 $ 0.63 Dividends declared per common share $ 0.385 $ 0.36 $ 1.105 $ 1.06 Weighted average common shares outstanding – basic 271,273,253 255,308,189 269,329,141 248,999,635 – diluted 271,273,253 255,610,628 269,329,141 248,999,635

2021 Third Quarter Investor Presentation 28 $ thousands, except share and per share data September 30, 2021 December 31, 2020 Assets (unaudited) (audited) Investments: Real estate investments: Land and improvements $ 3,025,429 $ 2,807,153 Buildings and improvements 6,565,092 6,059,513 Intangible lease assets 54,971 61,634 Total real estate investments 9,645,492 8,928,300 Less accumulated depreciation and amortization (1,098,560)(939,591) 8,546,932 7,988,709 Real estate investments held for sale, net 26,553 22,304 Operating ground lease assets 33,653 34,683 Loans and financing receivables, net 649,414 650,321 Net investments 9,256,552 8,696,071 Cash and cash equivalents 37,018 166,381 Other assets, net 131,428 131,747 Total assets $ 9,424,998 $ 9,004,340 Liabilities and stockholders' equity Liabilities: Credit facility $ 109,000 $ - Unsecured notes and term loans payable, net 1,411,239 1,509,612 Non-recourse debt obligations of consolidated special purpose entities, net 2,517,136 2,212,634 Dividends payable 104,801 95,801 Operating lease liabilities 38,499 39,317 Accrued expenses, deferred revenue and other liabilities 131,931 131,198 Total liabilities 4,312,606 3,988,562 Stockholders' equity: Common stock, $0.01 par value per share, 375,000,000 shares authorized, 272,211,360 and 266,112,676 shares issued and outstanding, respectively 2,722 2,661 Capital in excess of par value 5,682,456 5,475,889 Distributions in excess of retained earnings (570,560)(459,977) Accumulated other comprehensive loss (2,226)(2,795) Total stockholders' equity 5,112,392 5,015,778 Total liabilities and stockholders' equity $ 9,424,998 $ 9,004,340 Condensed Consolidated Balance Sheets

2021 Third Quarter Investor Presentation 29 Funds From Operations and Adjusted Funds from Operations1 Three Months Ended Nine Months Ended September 30, September 30, $ thousands, except per share data 2021 2020 2021 2020 (unaudited) (unaudited) NET INCOME $ 75,936 $ 54,630 $ 193,327 $ 157,890 Depreciation and amortization of real estate assets 67,061 61,051 195,542 180,528 Provision for impairment of real estate 3,400 2,000 15,350 10,200 Net gain on dispositions of real estate (10,721)(3,537)(32,271)(6,814) FUNDS FROM OPERATIONS (FFO)2 $ 135,676 $ 114,144 $ 371,948 $ 341,804 Adjustments: Straight-line rental revenue, net: Fixed rent escalations accrued (2,277)(3,354)(6,256)(7,278) Construction period rent deferrals 980 466 2,717 1,402 Amortization of: Equity-based compensation 6,467 2,744 24,161 1,645 Deferred financing costs and other noncash interest expense3 2,698 2,082 7,396 6,310 Lease-related intangibles and costs 626 769 2,413 2,298 Provision for loan losses - 772 2,000 772 Lease termination fees (1,785)(350)(1,785)(587) Capitalized interest (191)(175)(609)(500) Executive severance costs - 1,980 - 1,980 Income from non-real estate, equity method investment (1,872)-(804)- ADJUSTED FUNDS FROM OPERATIONS (AFFO)2 $ 140,322 $ 119,078 $ 401,181 $ 347,846 Net Income per share of common stock - basic and diluted4 $ 0.28 $ 0.21 $ 0.72 $ 0.63 FFO per share of common stock - basic and diluted4 $ 0.50 $ 0.45 $ 1.38 $ 1.37 AFFO per share of common stock – basic4 – diluted4 $ 0.52 $ 0.52 $ 0.47 $ 0.46 $ 1.49 $ 1.49 $ 1.39 $ 1.39

2021 Third Quarter Investor Presentation 30 $ millions (unaudited) Year Ended December 31, 2018 2019 2020 NET INCOME $ 217.0 $ 285.0 $ 212.6 Depreciation and amortization of real estate assets 180.9 221.6 242.7 Provision for impairment of real estate 5.2 18.7 22.0 Net gain on dispositions of real estate2 (45.4) (84.1) (22.8) FUNDS FROM OPERATIONS (FFO)4 $ 357.6 $ 441.2 $ 454.5 Adjustments: Straight-line rental revenue: Fixed rent escalations accrued (6.1) (6.0) (8.1) Construction period rent deferrals 6.6 1.6 1.9 Amortization of: Equity-based compensation 8.6 11.7 4.7 Deferred financing costs and other noncash interest expense3 9.5 9.7 8.8 Lease-related intangibles and costs 2.4 2.9 3.0 Provision for loan losses 2.6 - 1.0 Lease termination fees -(4.1) (0.6) Capitalized interest (2.6) (1.6) (0.7) Income from non-real estate, equity method investment --(3.5) (Gain) loss on defeasance/extinguishment of debt (0.8) 0.7 - Executive severance costs - 2.0 2.0 ADJUSTED FUNDS FROM OPERATIONS (AFFO)4 $ 377.9 $ 458.1 $ 463.0 $ millions (unaudited) Year Ended December 31, Nine Months Ended September 30, 2018 2019 2020 2020 2021 NET INCOME $217.0 $285.0 $212.6 $157.9 $193.3 Adjustments: Interest 129.1 158.4 169.7 127.8 126.9 General and administrative 45.7 54.3 49.7 35.7 58.6 Depreciation and amortization 181.8 222.0 242.9 180.8 195.7 Provisions for impairment 7.8 18.7 23.0 11.0 17.3 Net gain on dispositions of real estate2 (45.5) (84.1) (22.8) (6.8) (32.3) Income from non-real estate, equity method investment --(3.5) -(0.8) Income tax expense 0.6 0.7 0.6 0.4 0.6 NET OPERATING INCOME $536.5 $655.0 $672.2 $506.8 $559.3 Net Income to Net Operating Income Net Income to FFO and AFFO1 GAAP Reconciliations

2021 Third Quarter Investor Presentation 31 $ millions (unaudited) As of September 30, 2021 Credit facility $ 109.0 Unsecured notes and term loans payable, net 1,411.2 Non-recourse debt obligations of consolidated special purpose entities, net 2,517.1 TOTAL DEBT $ 4,037.3 Adjustments: Unamortized net debt discount 5.0 Unamortized deferred financing costs 36.7 Cash and cash equivalents (37.0) Restricted cash deposits held for the benefit of lenders (5.7) ADJUSTED DEBT $ 4,036.3 $ millions (unaudited) Three Months Ended September 30, 2021 NET INCOME $ 75.9 Adjustments: Interest 43.4 Income tax expense 0.2 Depreciation and amortization 67.1 EBITDA 186.6 Adjustments: Provision for impairment of real estate 3.4 Net gain on dispositions of real estate (10.7) EBITDAre 179.3 Adjustments: Provision for loan losses - Lease termination fees (1.8) Income from non-real estate, equity method investment (1.9) ADJUSTED EBITDAre $ 175.6 Estimated adjustment to Adjusted EBITDAre as if all real estate acquisitions and dispositions for the quarter ended September 30, 2021 had occurred as of July 1, 2021 5.3 ADJUSTED EBITDAre – CURRENT ESTIMATED RUN RATE $ 180.9 ANNUALIZED ADJUSTED EBITDAre $ 702.5 ANNUALIZED ADJUSTED EBITDAre – CURRENT ESTIMATED RUN RATE $ 723.7 ADJUSTED DEBT / ANNUALIZED ADJUSTED EBITDAre 5.7x ADJUSTED DEBT/ ANNUALIZED ADJUSTED EBITDAre – CURRENT ESTIMATED RUN RATE 5.6x Debt to Adjusted Debt1 Net Income to Adjusted EBITDAre1 GAAP Reconciliations - Leverage

2021 Third Quarter Investor Presentation 32 $ thousands Total Remainder of 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031-2032 2033 2034 Thereafter Unsecured notes payable $1,425,000 $ - $75,000 $ - $100,000 $ - $200,000 $ - $350,000 $350,000 $350,000 $ - $ - $ - $ - Non-recourse mortgage notes: STORE Master Funding1 2,364,603 6,407 22,487 104,037 338,437 274,094 295,019 468,749 252,393 3,187 3,187 6,375 244,594 345,637 - Other secured notes 180,440 1,156 38,288 25,176 10,808 2,555 55,049 1,229 1,284 36,651 490 1,049 561 588 5,556 Total $3,970,043 $7,563 $135,775 $129,213 $449,245 $276,649 $550,068 $469,978 $603,677 $389,838 $353,677 $7,424 $245,155 $346,225 $5,556 Long-Term Debt Maturities 1 Prepayable, without penalty, 24 or 36 months prior to maturity.

2021 Third Quarter Investor Presentation 33 Credit Facility/NPAs – Key Covenants Required September 30, 2021 Maximum leverage ratio < 60% 39% Maximum unsecured leverage ratio < 60% 24% Maximum secured indebtedness ratio < 45% 24% Minimum fixed charge coverage ratio > 1.5x 3.6x Minimum unencumbered interest ratio > 2.0x 7.4x Public Notes – Key Covenants Required September 30, 2021 Limitation on incurrence of total debt < 60% 39% Limitation on incurrence of secured debt < 40% 25% Debt service coverage ratio > 1.5x 4.3x Maintenance of total unencumbered assets > 150% 427% Presented below is a summary of the key financial covenants as they relate to STORE’s unsecured debt, which consists of: • Unsecured Revolving Credit Facility (Credit Facility) • Note Purchase Agreements (NPAs) • Senior Unsecured Notes (Public Notes) Such covenants are defined and calculated in accordance with the terms of the Credit Facility, the NPAs and the governing documents of the Public Notes. The NPAs contain financial covenants that are similar to those of the Credit Facility; therefore, the summary of key financial covenants is combined below, presenting the most restrictive covenant, if different. Credit Facility and Unsecured Notes Covenants

2021 Third Quarter Investor Presentation 34 Funds from Operations, or FFO, and Adjusted Funds from Operations, or AFFO Our reported results are presented in accordance with U.S. generally accepted accounting principles, or GAAP. We also disclose Funds from Operations, or FFO, and Adjusted Funds from Operations, or AFFO, both of which are non-GAAP measures. We believe these two non-GAAP financial measures are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO and AFFO do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or to cash flows from operations as reported on a statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT. NAREIT defines FFO as GAAP net income, excluding gains (or losses) from extraordinary items and sales of depreciable property, real estate impairment losses, and depreciation and amortization expense from real estate assets, including the pro rata share of such adjustments of unconsolidated subsidiaries. To derive AFFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to certain revenues and expenses that have no impact on our long-term operating performance, such as straight-line rents, amortization of deferred financing costs and stock-based compensation. In addition, in deriving AFFO, we exclude certain other costs not related to our ongoing operations, such as the amortization of lease-related intangibles. FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains (or losses) on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. Management believes that AFFO provides more useful information to investors and analysts because it modifies FFO to exclude certain additional revenues and expenses such as straight-line rents, including construction period rent deferrals, and the amortization of deferred financing costs, stock-based compensation and lease-related intangibles as such items have no impact on long-term operating performance. As a result, we believe AFFO to be a more meaningful measurement of ongoing performance that allows for greater performance comparability. Therefore, we disclose both FFO and AFFO and reconcile them to the most appropriate GAAP performance metric, which is net income. STORE Capital’s FFO and AFFO may not be comparable to similarly titled measures employed by other companies. Supplemental Reporting Measures

2021 Third Quarter Investor Presentation 35 We believe that presenting supplemental reporting measures, or non-GAAP measures, such as EBITDA, EBITDAre and Adjusted EBITDAre, is useful to investors and analysts because it provides important supplemental information concerning our operating performance exclusive of certain non-cash and other costs. These non-GAAP measures have limitations as they do not include all items of income and expense that affect operations. Accordingly, they should not be considered alternatives to net income as a performance measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Our presentation of such non-GAAP measures may not be comparable to similarly titled measures employed by other companies. EBITDA, EBITDAre and Adjusted EBITDAre EBITDA represents earnings (GAAP net income) plus interest expense, income tax expense, depreciation and amortization. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from the sales of depreciable property and real estate impairment losses. To derive Adjusted EBITDAre we modify the NAREIT definition of EBITDAre to exclude other items included in GAAP net income, such as provisions for loan losses, as such items are not related to our ongoing performance. Note: The adjustments to derive Adjusted EBITDAre may not exist in every quarter, therefore EBITDAre and Adjusted EBITDAre may be equal. Annualized Adjusted EBITDAre and Adjusted Debt Annualized Adjusted EBITDAre is calculated by multiplying Adjusted EBITDAre for the most recently completed fiscal quarter by four. Annualized Adjusted EBITDAre – Current Estimated Run Rate is based on an estimated Adjusted EBITDAre calculated as if all leases and loans in place as of the last date of the most recently completed fiscal quarter had been in place as of the beginning of such quarter; then annualizing that estimated Adjusted EBITDAre for the quarter by multiplying it by four. You should not unduly rely on this metric as it is based on several assumptions and estimates that may prove to be inaccurate. Our actual reported Adjusted EBITDAre for future periods may be significantly less than that implied by our reported Annualized Adjusted EBITDAre – Current Estimated Run Rate for a variety of reasons. Adjusted Debt represents our outstanding debt obligations excluding unamortized deferred financing costs and net debt premium, further reduced for cash and cash equivalents and restricted cash deposits held for the benefit of lenders. We believe excluding unamortized deferred financing costs and net debt premium, cash and cash equivalents and restricted cash deposits held for the benefit of lenders provides an estimate of the net contractual amount of borrowed capital to be repaid, which we believe is a beneficial disclosure to investors and analysts. Adjusted Debt to Annualized Adjusted EBITDAre Adjusted Debt to Annualized Adjusted EBITDAre, or leverage, is a supplemental non-GAAP financial measure we use to evaluate the level of borrowed capital being used to increase the potential return of our real estate investments. We calculate leverage by dividing Adjusted Debt by Annualized Adjusted EBITDAre. Because our portfolio growth level is significant to the overall size of the Company, we believe that presenting this leverage metric on a run rate basis is more meaningful than presenting the metric for the historical quarterly period, and we refer to this metric as Adjusted Debt to Annualized Adjusted EBITDAre—Current Estimated Run Rate. Leverage should be considered as a supplemental measure of the level of risk to which stockholder value may be exposed. Our computation of leverage may differ from the methodology employed by other companies and, therefore, may not be comparable to other measures. Note: NAREIT issued a white paper in 2017 recommending that companies that report EBITDA also report EBITDAre. Supplemental Reporting Measures

2021 Third Quarter Investor Presentation 36 Footnotes Page 7: 1 Represents the weighted average percentage change (by base rent and interest) in reported corporate revenues for the trailing 12-month (or nine-month if 12-month was not available) period as reported to STORE Capital for the period ended December 31, 2020 as compared to the same period ended December 31, 2019. Excludes customers representing 4.3% of base rent and interest because applicable comparable data was not available. 2 Estimated based on total revenue per employee for all companies in the middle market (based on data reported by the National Center for the Middle Market for 2020) extrapolated to the aggregate total revenue of STORE’s customers. 3Represents the number of locations operated by STORE’s customers as reported to STORE Capital as of December 31, 2020. 4 Represents the 2019 pre-COVID tolerable fall-off in lease level sales so that EBITDAR after overhead will still cover the lease’s fixed charges (which includes STORE’s rent and interest) weighted by the lease’s base rent and interest (based on currently available results for approximately 90% of eligible properties in our investment portfolio). If the variable profit coefficient for an individual lease was unavailable, we assumed the variable profit coefficient for its peer group in the calculation of the fall-off amount. Calculations are based on tenant statements (either December 25, 2019 or later) received by STORE Capital. 5 Represents reported corporate revenues for financial statements received by STORE Capital through October 13, 2021. Excludes customers, representing approximately 2.8% of base rent and interest, that do not report corporate revenues. Page 8: 1 Data based on information available on customer websites, news releases and/or SEC filings. 2 Data as of September 30, 2021, by percentage of base rent and interest (based on rates in effect on September 30, 2021, for all leases, loans and financing receivables in place as of that date). Page 9: 1 Acquisitions represent both acquisitions of real estate and investment in loans and financing receivables. Dispositions represent the original acquisition cost of real estate sold and certain loan repayments, primarily received in conjunction with real estate sales. 2 Represents rolling 12-month values for AFFO, Dividends and Net Income per share beginning with the 12-month period ended September 30, 2015. Refer to pages 29 through 30 and page 34 for definitions of non-GAAP financial measures and reconciliation to GAAP net income. 3Source: Factset, MSCI and Financial Profiles. 1-Year return represents period from September 30, 2020 to September 30. 2021. 3-Year Annualized return represents period from September 30, 2018 to September 30, 2021. Return since IPO represents period from November 24, 2014 through October 19, 2021. NETL measured since inception date of March 22, 2019. Page 10: 1Source: U.S. Treasury and Company Data. With respect to the STORE Predecessor Companies (FFCA and Spirit Finance) data, publicly available SEC Company filings. Weighted average annual lease rate for 2021 for STORE Capital represents weighted average rate estimated for 2021 guidance of 7.5%; actual weighted average lease rate through September 30, 2021 was 7.7%. Page 11: 1 Based on average of ratios of Realty Income and National Retail Properties as of June 30, 2021. 2 Ratios as of September 30, 2021; Unencumbered EBITDA based on NOI from Unencumbered Assets less an allocation of G&A expenses based on assets. 3 Represents the weighted average interest rate on balloon payments due in the respective years. 4 Free Cash Flow approximates Cash Flow from Operations less dividends paid. Page 12: 1 Represents internal growth factors affecting AFFO per share growth based on leverage assumptions that secured debt is leveraged at 70% and 50% of long-term debt is unsecured. Page 13: 1 We measure the credit quality of our portfolio on a contract-by- contract basis using the STORE Score, which is a proprietary risk measure reflective of both the credit risk of our tenants and the profitability of the operations at our properties. The STORE Score is a quantitative measurement of contract risk computed by multiplying tenant default probabilities (using Moody’s RiskCalc) and estimated store closure probabilities (using a simple algorithm we developed that has closure probabilities ranging from 100% to 10%, depending on unit-level profitability). Qualitative features can also impact investment risk, such as low property investment amounts, favorable tenant debt capital stacks, the presence of third- party guarantors, or other factors. Such qualitative factors are not included in the STORE Score and may serve to mitigate investment risk even further. 2STORE calculates unit fixed charge coverage ratio generally as the ratio of (i) the unit’s EBITDAR, less a standardized corporate overhead expense based on estimated industry standards, to (ii) the unit’s total fixed charges, which are its lease expense, interest expense and scheduled principal payments on indebtedness (if applicable). The 4-Wall coverage ratio refers to a unit’s FCCR before taking into account standardized corporate overhead expense. The weighted average unit FCCR and 4-Wall coverage ratios were 3.4x and 4.4x, respectively, as of September 30, 2021. Page 14: 1 Source: Gross cap rates (including estimated lease escalations) and lease durations in acquisitions from publicly available financial information in the eight quarters ended June 30, 2021. NNN and VEREIT did not report lease duration for all quarters included in presentation. 2 Source: Latest publicly available financial information as of June 30, 2021. Page 15: • Based on base rent and interest. 1 Represents the percentage of lease contracts that were created by STORE or contain preferred contract terms such as unit-level financial reporting, triple-net lease provisions and, when applicable, master lease provisions. 2 The percentage of investment portfolio subject to master leases represents the percentage of the investment portfolio in multiple properties with a single customer subject to master leases. Approximately 87% of the investment portfolio involves multiple properties with a single customer, whether or not subject to a master lease. 3 The average investment amount/replacement cost (new) represents the ratio of purchase price to replacement cost (new) at acquisition.

2021 Third Quarter Investor Presentation 37 Footnotes Page 15 - continued: 4 Weighted average annual lease escalation represents the weighted average annual escalation rate of the entire portfolio as if all escalations occurred annually. For escalations based on a formula including CPI, assumes the stated fixed percentage in the contract or assumes 1.5% if no fixed percentage is in the contract. For contracts with no escalations remaining in the current lease term, assumes the escalation in the extension term. Calculation excludes contracts representing less than 0.1% of base rent and interest where there are no further escalations remaining in the current lease term and there are no extension options. 5 STORE defines occupancy as a property being subject to a lease or loan contract. As of September 30, 2021, sixteen of our properties were vacant and not subject to a contract. 6 Represents the percentage (based on the number of locations) of the Company’s investment locations that have been closed by the tenant but remain subject to a lease. 7 Represents the percentage (based on the number of locations) of the Company’s investment locations that are subject to a ground lease. 8 Of the 98% of our properties that are required to provide unit- level reporting, 97% have provided current obligated statements as of October 21, 2021. 9 STORE calculates unit fixed charge coverage ratio generally as the ratio of (i) the unit’s EBITDAR, less a standardized corporate overhead expense based on estimated industry standards, to (ii) the unit’s total fixed charges, which are its lease expense, interest expense and scheduled principal payments on indebtedness (if applicable). The 4-Wall coverage ratio refers to a unit’s FCCR before taking into account standardized corporate overhead expense. The weighted average unit FCCR and 4-Wall coverage ratios were 3.4x and 4.4x, respectively, as of September 30, 2021, 2.8x and 3.7x, respectively, as of September 30, 2020 and 2.8x and 3.6x, respectively, as of September 30, 2019. 10 The proportion of investment contracts rated investment grade represents the percentage of our contracts (based on base rent and interest) that have a STORE Score that is investment grade; amount disclosed represents the average since the inception of the Company. We measure the credit quality of our portfolio on a contract-by-contract basis using the STORE Score, which is a proprietary risk measure reflective of both the credit risk of our tenants and the profitability of the operations at the properties. Pages 16 and 17: 1 Data as of September 30, 2021, 2020 and 2019, by percentage of base rent and interest (based on rates in effect on those dates, for all leases, loans and financing receivables in place as of those dates). Page 23: 1 Source: Historical dividend data from Nasdaq.com. Compound growth rates for the period beginning in Q1 2015 (or later depending on when the noted company began paying dividends) through Q3 2021. 2 Represents actual AFFO ratios obtained from SEC filings. For SRC, AFFO included a termination fee revenue in Q3’19; for this presentation, AFFO per share for this period is based on disclosed amounts excluding this revenue. 3 Source: Annualized rent from latest publicly available financial information as of June 30, 2021. Page 25: Note: Data through December 31, 2020. ¹ Growth from reinvested cash flow is equal to (i) the incremental cash flow added from reinvesting retained cash assuming a prior period payout ratio of 78%, leveraged at 39% with a borrowing cost of 2.78% and amortization of 45 years, reinvested at 8.09% less incremental operating costs of 0.45% divided by (ii) prior period rents assuming assets were acquired at 8.09%. Page 29: 1 See page 34 for discussion regarding use of Funds From Operations and Adjusted Funds from Operations. 2 FFO and AFFO for the three and nine months ended September 30, 2021, include approximately $0.8 million and $5.8 million, respectively, of net revenue that is subject to the short-term deferral arrangements entered into in response to the COVID-19 pandemic; the Company accounts for these deferral arrangements as rental revenue and a corresponding increase in receivables. For the three and nine months ended September 30, 2021, FFO and AFFO exclude $8.0 million and $19.2 million, respectively, collected under these short-term deferral arrangements. For the three and nine months ended September 30, 2020, FFO and AFFO include approximately $13.0 million and $51.2 million, respectively, of net revenue subject to the short-term deferral arrangements. For both the three and nine months ended September 30, 2020, FFO and AFFO exclude $1.3 million collected under these short-term deferral arrangements. 3 For the three and nine months ended September 30, 2021, includes $0.6 million and $1.1 million, respectively, of accelerated amortization of deferred financing costs related to the prepayment of debt. 4 Under the two-class method, earnings attributable to unvested restricted stock are deducted from earnings in the computation of per share amounts where applicable. Page 30: 1 See page 34 for discussion regarding use of Funds From Operations and Adjusted Funds from Operations. 2 For the year December 31, 2018, includes $130,000 of income tax expense associated with gains recognized on the dispositions of certain properties. 3 For the years ended December 31, 2018, 2019 and 2020 includes $2.1 million, $1.1 million and $0.4 million, respectively, of accelerated amortization of deferred financing costs primarily related to the prepayment of debt. 4 FFO and AFFO for the year ended December 31, 2020, include approximately $57.1 million of net revenue that is subject to the short-term deferral arrangements entered into in response to the COVID-19 pandemic; the Company accounts for these deferral arrangements as rental revenue and a corresponding increase in receivables. For the year ended December 31, 2020, FFO and AFFO exclude $9.9 million collected under these short- term deferral arrangements. Page 31: 1 See page 35 for discussion regarding use of EBITDAre, Adjusted EBITDAre and Adjusted Debt.

Investor and Media Contacts Financial Profiles, Inc. Moira Conlon, 310.622.8220 Megan McGrath, 310.622.6248 STORECapital@finprofiles.com Corporate Headquarters 8377 East Hartford Drive, Suite 100 Scottsdale, Arizona 85255 480.256.1100 www.STOREcapital.com 2021 THIRD QUARTER INVESTOR PRESENTATION